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                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY


                          WAIVER UNDER SECOND AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS WAIVER UNDER SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Waiver") is made and entered into as of July 14, 2005, by and among the financial institutions identified on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successor administrative agent and collateral agent, the "Agent"), SILVER POINT FINANCE, LLC, as the co-agent, syndication agent, documentation agent (in such capacities, together with any successor co-agent, syndication agent, and documentation agent, the "Co-Agent"), arranger and book runner, SALTON, INC., a Delaware corporation (the "Parent"), each of the Parent's Subsidiaries identified on the signature pages hereof as Borrowers (collectively with the Parent, the "Borrowers") and each of the Parent's Subsidiaries identified on the signature pages hereof as Guarantors (collectively, the "Guarantors" and, together with the Borrowers, the "Borrower Parties").


                                   WITNESSETH:

         WHEREAS, the Lenders, the Agent, the Co-Agent, and the Borrower Parties are parties to that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 15, 2004 (as amended as of August 30, 2004, as amended as of May 11, 2005 (the "Second Amendment"), as amended as of July 8, 2005 (the "Third Amendment"), and as it may be further amended, modified, supplemented or amended and restated from time to time, the "Credit Agreement");

         WHEREAS, on or prior to June 10, 2005, (a) pursuant to Section 8.04 of the Second Amendment (as modified by the Waiver under Second Amendment dated as of May 23, 2005), Pifco Overseas Ltd. was required to have executed and delivered to Agent a Blocked Account Agreement, in form and substance satisfactory to the Co-Agent (the "Section 8.04 Requirement"), (b) pursuant to
Section 8.05 of the Second Amendment (as modified by the Waiver under Second Amendment dated as of May 23, 2005), Agent was required to have received opinions of Borrower Parties' counsel relating to such Blocked Account Agreement, in form and substance satisfactory to Co-Agent (the "Section 8.05 Requirement"), (c) pursuant to Section 8.07 of the Second Amendment, Parent and its Subsidiaries were required to have executed and delivered to Agent the certificates representing all of the outstanding shares of each of the Foreign Subsidiaries listed in Annex A to the Second Amendment owned by it, together with undated stock powers covering each such certificate, duly executed in blank (the "Section 8.07 Requirement"), (d) pursuant to Section 8.08 of the Second Amendment, each of the Foreign Subsidiaries listed in Annex B to the Second Amendment were required to have executed and delivered to Agent a pledge agreement, each in form and substance satisfactory to Co-Agent (the "Section
8.08 Requirement"), (e) pursuant to Section 8.09 of the Second Amendment, Parent was required to deliver to Agent the Intra-Group Loan Agreement dated as of June 30, 2001 between Salton International CV, as the borrower, and Salton, Inc., as the lender, in an initial aggregate amount of (pound)35,725,154 (the "Intercompany Note"), together





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with an undated allonge covering such note, duly executed in blank (the "Section
8.09 Requirement"), and (f) pursuant to Section 8.10 of the Second Amendment, Agent was required to have received opinions of Borrower Parties' foreign counsel with respect to the deliveries contemplated in Sections 8.07, 8.08 and
8.09 of the Second Amendment, each in form and substance satisfactory to Co-Agent (the "Section 8.10 Requirement", and collectively with the Section 8.04 Requirement, the Section 8.05 Requirement, the Section 8.07 Requirement, the
Section 8.08 Requirement, and the Section 8.09 Requirement, the "Second
Amendment Requirements");

         WHEREAS, other than with respect to the delivery of the Intercompany Note, the pledge agreements relating to the pledge by Salton UK and Salton Nominees Limited of the capital Stock of Salton UK and the related opinions of counsel, the Borrowers have not yet satisfied the Second Amendment Requirements and, accordingly, Events of Default currently exist with respect to the provisions of Sections 8.04, 8.05, 8.07, 8.08, 8.09, and 8.10 of the Second Amendment (collectively, the "Second Amendment Defaults"); and

         WHEREAS, as a result of the Non-GAAP Preferred Stock Classification (as defined in the Third Amendment), the Borrower Parties have failed to comply with the requirements set forth in Section 5.1 of the Credit Agreement to prepare its books, records and accounts in accordance with GAAP with respect to the Applicable Financial Statements (as defined in the Third Amendment) (the "Section 5.1 Default") and the waiver of the Section 5.1 Default under the Third Amendment is not currently effective because all of the conditions precedent to effectiveness set forth in Section 7 thereof have not been satisfied;

         NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

            1. DEFINITIONS. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement and the Second Amendment, as applicable.

            2. WAIVERS. Subject to the satisfaction of the terms and conditions set forth herein (including, without limitation, the modifications to Annex A and Annex B to the Second Amendment as described in Section 3 below), the Agent, the Co-Agent and the Required Lenders hereby agree (a) to waive the Second Amendment Defaults solely with respect to the Second Amendment Requirements and
(b) notwithstanding the provisions of Section 7 of the Third Amendment, to waive the Section 5.1 Default solely with respect to the Non-GAAP Preferred Stock Classification with respect to the Applicable Financial Statements. Notwithstanding the foregoing or anything to the contrary contained herein, such waivers pursuant to this Section 2 shall immediately terminate and no longer be effective (and, accordingly, Events of Default shall exist at such time) on July 28, 2005 unless all of the Second Amendment Defaults shall have been cured on or prior to such date.

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            3. UK PLEDGES. Annex A to the Second Amendment is hereby amended by deleting "Salton UK" and inserting "Salton Holdings Limited" in lieu thereof. Annex B to the Second Amendment is hereby amended by deleting "Salton UK Holdings Ltd." and "Salton Nominees Ltd." and inserting "Salton UK" in lieu thereof.

            4. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent, the Co-Agent and the Lenders to enter into this Waiver, the Borrower Parties hereby represent and warrant that:

               (a) NO DEFAULT. At and as of the date of this Waiver (after giving effect to this Waiver), no Default or Event of Default exists.

               (b) REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. At and as of the date of this Waiver and both prior to (other than with respect to the Second Amendment Defaults and the Section 5.1 Default) and after giving effect to this Waiver, each of the representations and warranties contained in the Credit Agreement and other Loan Documents is true and correct in all material respects.

               (c) CORPORATE POWER, ETC. The Borrower Parties (a) have all requisite corporate power and authority to execute and deliver this Waiver and to consummate the transactions contemplated hereby and (b) have taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Waiver and the consummation of the transactions contemplated hereby.

               (d) NO CONFLICT. Neither the execution and delivery of this Waiver nor consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation, certificate of formation or by-laws of the Borrower Parties, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower Parties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower Parties are parties or to which any of their properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

               (e) BINDING EFFECT. This Waiver has been duly executed and delivered by the Borrower Parties and constitutes the legal, valid and binding obligation of the Borrower Parties, enforceable against the Borrower Parties in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            5. CONDITIONS. This Waiver shall be effective as of July 14, 2005 (the "Effective Date") upon the fulfillment by the Borrower Parties, in a manner satisfactory to the Co-Agent and the Required Lenders, of all of the following conditions precedent set forth in this Section 5:

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               (a) EXECUTION OF THE WAIVER. Each of the parties hereto shall have executed an original counterpart of this Waiver and shall have delivered (including by way of telefacsimile or electronic mail) the same to the Co-Agent.

               (b) DELIVERY OF OTHER DOCUMENTS. The Co-Agent shall have received all such other instruments, documents and agreements as the Co-Agent may reasonably request, in form and substance reasonably satisfactory to the Co-Agent.

               (c) REPRESENTATIONS AND WARRANTIES. As of the Effective Date, the representations and warranties set forth in Section 4 hereof shall be true and correct.

            6. MISCELLANEOUS.

               (a) CONTINUING EFFECT. Except as specifically provided herein, the Credit Agreement, the Second Amendment, the Third Amendment and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

               (b) NO WAIVER; RESERVATION OF RIGHTS. This Waiver is limited as specified and the execution, delivery and effectiveness of this Waiver shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement, the Second Amendment, the Third Amendment or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Waiver to the contrary, Agent, Co-Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, the Second Amendment, the Third Amendment, any other Loan Document and applicable law in respect of any Default or Event of Default.

               (c) GOVERNING LAW. THIS WAIVER, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE SUBJECT MATTER HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               (d) SEVERABILITY. The provisions of this Waiver are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Waiver in any jurisdiction.

               (e) COUNTERPARTS. This Waiver may be executed in any number of counterparts and by facsimile, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Waiver by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with the Borrower Parties, the Agent, the Co-Agent and each Lender.

               (f) HEADINGS. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

               (g) BINDING EFFECT; ASSIGNMENT. This Waiver shall be binding upon and inure to the benefit of the Borrower Parties, the Agent, the Co-Agent and the Lenders and their


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respective successors and assigns; provided, however, that the rights and obligations of the Borrower Parties under this Waiver shall not be assigned or delegated without the prior written consent of the Agent, the Co-Agent and the Lenders.

               (h) EXPENSES. The Borrowers agree to pay the Agent and Co-Agent upon demand, for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent, the Co-Agent and the Lenders (who may be employees of the Agent, Co-Agent or the Lenders), incurred by the Agent, the Co-Agent and the Lenders in connection with the preparation, negotiation and execution of this Waiver and any document required to be furnished herewith.

               (i) INTEGRATION. This Waiver, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

                            [Signature pages follow]

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         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                            BORROWERS:

                                            SALTON, INC., a Delaware corporation


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------

                                            TOASTMASTER INC., a Missouri
                                            corporation


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------



                                            SALTON TOASTMASTER LOGISTICS LLC, a
                                            Delaware limited liability company


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------


                                            GUARANTORS:

                                            HOME CREATIONS DIRECT, LTD.,
                                            a Delaware corporation


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------


                                            SONEX INTERNATIONAL CORPORATION, a
                                            Delaware corporation


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------


                           [SIGNATURE PAGE OF WAIVER]


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                                            ICEBOX, LLC, an Illinois limited
                                            liability company


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------


                                            FAMILY PRODUCTS INC., a Delaware
                                            corporation


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------


                                            SALTON HOLDINGS, INC., a
                                            Delaware corporation


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------


                                            AGENT AND CO-AGENT:

                                            WELLS FARGO FOOTHILL, INC. as the
                                            Administrative Agent and the
                                            Collateral Agent

                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------


                                            SILVER POINT FINANCE, LLC, as the
                                            Co-Agent, the Documentation Agent,
                                            and the Syndication Agent


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------

                           [SIGNATURE PAGE OF WAIVER]
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                                            LENDERS:

                                            TRS THEBE LLC, as a Lender


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------


                                            SEA PINES FUNDING LLC, as a Lender


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------


                                            SPIRET IV LOAN TRUST 2003-A, as a
                                            Lender

                                            By: WILMINGTON TRUST COMPANY, not in
                                            its individual capacity but solely
                                            as trustee


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------


                                            SPCP GROUP LLC, as a Lender


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------


                                            FIELD POINT I, LTD., as a Lender


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------


                                            FIELD POINT II, LTD., as a Lender


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------

                           [SIGNATURE PAGE OF WAIVER]

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                                            WELLS FARGO FOOTHILL, INC.,
                                            as a Lender


                                            By:
                                                   -----------------------------

                                            Title:
                                                   -----------------------------